                                                                    EXHIBIT 99.2


                            Shiny Entertainment, Inc.

                              Financial Statements

                          Year ended December 31, 2001
                       with Report of Independent Auditors

                         Report of Independent Auditors


      To the Board of Directors
      Interplay Entertainment Corp.


      We have audited the accompanying balance sheet of Shiny Entertainment, Inc. (the "Company"), a wholly-owned subsidiary of Interplay Entertainment Corp., as of December 31, 2001, and the related statement of operations, shareholder's deficit and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shiny Entertainment, Inc. at December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

      /s/ Ernst & Young LLP


      June 26, 2002

                           Shiny Entertainment, Inc.

                                  Balance Sheet

                                December 31, 2001


ASSETS
Current assets
   Employee advances                                         $     3,031
   Other current assets                                           20,925
                                                             -----------
Total current assets                                              23,956
                                                             -----------

Computers and equipment                                          683,774
Accumulated depreciation                                        (249,270)
                                                             -----------
                                                                 434,504
Goodwill, net                                                    981,353
                                                             -----------
Total assets                                                 $ 1,439,813
                                                             ===========

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities
   Bank overdraft                                            $    11,910
   Accounts payable                                              134,777
   Payable to related parties                                  2,558,706
   Accrued royalties                                             134,445
   Other accrued liabilities                                     133,676
                                                             -----------
Total current liabilities                                      2,973,514

Commitments and contingencies (Note 5)

Shareholder's deficit
   Common stock, no par value:
       Authorized shares -  13,000,000
       Issued and outstanding shares - 9,300,000               3,623,706
   Accumulated deficit                                        (5,157,407)
                                                             -----------
Total shareholder's deficit                                   (1,533,701)
                                                             -----------
Total liabilities and shareholder's deficit                  $ 1,439,813
                                                             ===========


See accompanying notes.

                            Shiny Entertainment, Inc.

                             Statement of Operations

                          Year ended December 31, 2001


Revenues from related parties                               $ 5,804,520

Operating expenses:
   Selling, general and administrative                        1,273,722
   Product development                                        3,592,131
                                                            -----------
Total operating expenses                                      4,865,853
                                                            -----------

Income before taxes                                             938,667
Income taxes                                                          -
                                                            -----------
Net income                                                  $   938,667
                                                            ===========


See accompanying notes.

                            Shiny Entertainment, Inc.

                       Statement of Shareholder's Deficit

                          Year ended December 31, 2001


                                  COMMON STOCK
                              ---------------------  ACCUMULATED   SHAREHOLDER'S
                                SHARES     AMOUNT      DEFICIT        DEFICIT
                              ---------  ----------  -----------   -------------
Balance at December 31, 2000  9,300,000  $3,623,706  $(6,096,074)  $(2,472,368)
  Net income                          -           -      938,667       938,667
                              ---------  ----------  -----------   -----------
Balance at December 31, 2001  9,300,000  $3,623,706  $(5,157,407)  $(1,533,701)
                              =========  ==========  ===========   ===========

See accompanying notes.

                            Shiny Entertainment, Inc.

                             Statement of Cash Flows

                          Year ended December 31, 2001


OPERATING ACTIVITIES
Net income                                                       $     938,667
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Depreciation and amortization                                       710,128
   Changes in operating assets and liabilities:
      Employee advances                                                 15,710
      Other current assets                                                 131
      Bank overdraft                                                    11,910
      Accounts payable                                                  97,725
      Accrued royalties                                                (11,908)
      Payable to related parties                                    (1,469,504)
      Other accrued liabilities                                         19,873
                                                                 -------------
Net cash provided by operating activities                              312,732

INVESTING ACTIVITIES
Purchases of computer and equipment                                   (333,108)
                                                                 -------------

Net change in cash                                                     (20,376)

Cash at beginning of year                                               20,376
                                                                 -------------
Cash at end of year                                              $          -
                                                                 =============

See accompanying notes.

                            Shiny Entertainment, Inc.

                          Notes to Financial Statements

                                December 31, 2001


1. DESCRIPTION OF BUSINESS AND OPERATIONS

Shiny Entertainment, Inc. (the "Company"), a wholly-owned subsidiary of Interplay Entertainment Corp. ("Interplay"), develops interactive entertainment software for use on various software platforms, including personal computers and video game consoles, such as the Sony PlayStation 2, Microsoft Xbox and Nintendo GameCube.

In April 2002, Interplay sold all of the outstanding shares of common stock of Shiny to Infogrames, Inc. Management of Infogrames has committed to fund the operation of the Company at least through December 31, 2002.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates made in preparing the financial statements include cash flows used to evaluate the recoverability of long-lived assets, accrued royalties and certain accrued liabilities.

PRODUCT DEVELOPMENT COSTS

Product development costs, which consist primarily of software development costs, are generally expensed as incurred. Statement of Financial Accounting Standards ("SFAS") No. 86, Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed, provides for the capitalization of certain software development costs incurred after technological feasibility of the software is established or for development costs that have alternative future uses. Under the Company's current practice of developing new products, the technological feasibility of the underlying software is not established until substantially all product development is complete and costs incurred between the achievement of technological feasibility and product release is not significant. Accordingly, the Company has not capitalized any software development costs.

                            Shiny Entertainment, Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

COMPUTERS AND EQUIPMENT

Computers and equipment are stated at cost. Depreciation is provided using the straight-line method over a five-year period.

For the year ended December 31, 2001, the Company incurred depreciation expense of $147,459. During the year ended December 31, 2001, the Company disposed of fully depreciated equipment having an original cost of $1,227,196.

GOODWILL

Goodwill, representing the excess of the purchase price over the fair value of the net assets of acquired entities, is being amortized on a straight-line basis over eight years. Accumulated amortization as of December 31, 2001 was $2.7 million and the amortization expense for the year ended December 31, 2001 was $562,669.

LONG-LIVED ASSETS

As prescribed by SFAS No. 121, Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of, the Company assesses the recoverability of its long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If indicators of impairment are identified, the Company compares the carrying amount of the assets to projected undiscounted future cash flows. If the cash flows are insufficient to recover the carrying value of the asset over its remaining useful life, the asset is written-down to fair value. Cash flow projections, although subject to a degree of uncertainty, are based on trends of historical performance and management's estimate of future performance, giving consideration to existing and anticipated competitive and economic conditions.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of accounts receivable and accounts payable approximates the fair value due to their short-term nature.

                            Shiny Entertainment, Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Revenues are generated through royalty agreements with, and sales of publishing and licensing rights to its intellectual property to, Interplay. Revenue from the Company's royalty agreements is recognized when Interplay delivers the product to the customer, primarily through the use of distributors, in accordance with Statement of Position ("SOP") 97-2, Software Revenue Recognition, and SEC Staff Accounting Bulletin No. 101, Revenue Recognition. The Company recognizes revenue from the sale of its publishing and licensing rights to its intellectual property where the Company has completed all of its obligations under the terms of the sale agreement.

INCOME TAXES

The Company accounts for income taxes using the liability method as prescribed by the SFAS No. 109, Accounting for Income Taxes. The statement requires an asset and liability approach for financial accounting and reporting of income taxes. Deferred income taxes are provided for temporary differences in the recognition of certain income and expense items for financial reporting and tax purposes given the provisions of the enacted tax laws.

STOCK-BASED COMPENSATION

The Company accounts for employee stock options in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees and related Interpretations and makes pro forma disclosures mandated by SFAS No. 123 Accounting for Stock-based Compensation (Note 6).

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2001, the FASB issued SFAS No. 141, Business Combinations and SFAS No. 142, Goodwill and Other Intangible Assets. Under the new rules, all acquisition transactions entered into after June 30, 2001, must be accounted for on the purchase method and goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with SFAS 142. Other intangible assets will continue to be amortized over their useful lives. The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002 and will perform the first of the required impairment tests of goodwill as of January 1, 2002. The Company has not yet completed its evaluation of the potential impact that the adoption will have on its financial position or results of operations.

                            Shiny Entertainment, Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, for the disposal of a segment of a business (as previously defined in that Opinion). The Company will adopt the provisions of SFAS No. 144 on January 1, 2002, and has not yet completed its evaluation of the potential impact of the adoption will have on its consolidated financial position or results of operations.

3. ACQUISITION

In 1995, 91 percent of the Company's then outstanding common stock was acquired by Interplay Entertainment Corp., for $3.6 million in cash and stock. Interplay accounted for the acquisition under the purchase method of accounting. The allocation of purchase price included $3 million of goodwill. The purchase agreement required Interplay to pay the former owner of Shiny additional cash payments of up to $5.6 million upon the delivery and acceptance of five future Shiny interactive entertainment software titles (the "earnout payments"). In March 2001, Interplay entered into an amendment to the purchase agreement which, among other things, settled all outstanding claims under the earnout payments, and resulted in Interplay acquiring the remaining nine percent equity interest in the Company for $600,000, payable in installments of cash and options on Interplay common stock.

4. INCOME TAXES

The Company's parent, Interplay Entertainment, Corp., files a consolidated U.S. Federal income tax return, which includes the Company. The Company's available net operating loss ("NOL") carryforward for Federal tax reporting purposes approximates $4,777,000 and expires through the year 2021. The Company's NOL's for State tax reporting purposes approximate $1,715,000 and expires through the year 2011. The utilization of the federal and state net operating losses may be limited by Internal Revenue Code Section 382.

                            Shiny Entertainment, Inc.

4. INCOME TAXES (CONTINUED)

The components of the Company's net deferred tax asset (liability) are as follows as of December 31, 2001:

Deferred tax assets:
   Accrued expenses                                                 $    54,000
   Goodwill amortization                                                548,000
   Federal and state net operating losses                             1,776,000
                                                                    ------------
                                                                      2,378,000
                                                                    ------------

Deferred tax liabilities:
   Depreciation expense                                                 (15,000)
                                                                    ------------
                                                                        (15,000)
                                                                    ------------

Net deferred tax asset before valuation allowance                     2,363,000
Valuation allowance                                                  (2,363,000)
                                                                    ------------
Net deferred tax asset                                                        -
                                                                    ============

The Company maintains a valuation allowance against its deferred tax assets due to the uncertainty of their future realization. In assessing the realizability of its deferred tax assets, management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies.

5. COMMITMENTS AND CONTINGENCIES

LEASES

The Company leases office space for its corporate offices and primary operations in Laguna Beach, California. The lease expires in November 2002. Future minimum lease payments due in 2002 total $79,570.

Rent expense for the year ended December 31, 2001 was $95,390.

                            Shiny Entertainment, Inc.

5. COMMITMENTS AND CONTINGENCIES (CONTINUED)

LITIGATION

The Company is involved in various legal proceedings, claims and litigation arising in the ordinary course of business. In the opinion of management, the outcome of such matters will not have a material adverse effect on the Company's financial condition, results of operations or cash flows.

6. STOCK OPTION PLANS

In 1995, the Company approved an incentive stock option plan ("1995 Plan") under which options may be granted to employees to purchase up to 700,000 shares of common stock.

Options under the 1995 Plan vest over five years in equal annual installments. In the event of a merger in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company, or a sale of all shares of common stock of the Company, all unexercised options and rights to purchase shall terminate upon the effective date of such a transaction unless alternative provisions are made in writing.

The following is a summary of option activity pursuant to the 1995 Plan for the year ended December 31, 2001:

                                                                Weighted
                                                                 Average
                                                                Exercise
                                                     Shares       Price
                                                    --------------------
      Options outstanding at beginning of period    149,500     $   0.50
         Granted                                     20,000         0.50
                                                    --------------------
      Options outstanding at end of period          169,500     $   0.50
                                                    ====================
      Options exercisable                            95,100     $   0.50
                                                    ====================

                              Shiny Entertainment, Inc.

6. STOCK OPTION PLANS (CONTINUED)

A detail of the options outstanding and exercisable as of December 31, 2001 is as follows:

                           OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                   -------------------------------------  ---------------------
                                   WEIGHTED     WEIGHTED               WEIGHTED
                                   AVERAGE      AVERAGE                 AVERAGE
RANGE OF EXERCISE     NUMBER      REMAINING     EXERCISE    NUMBER     EXERCISE
      PRICES       OUTSTANDING  CONTRACT LIFE     PRICE   OUTSTANDING    PRICE
-----------------  -----------  -------------   --------  -----------  --------
      $0.50          169,500         1.8         $ 0.50     95,100      $ 0.50
                   =====================================  =====================

The following outlines the significant assumptions used to calculate the fair value information presented utilizing the Black-Scholes Single Option approach with ratable amortization for year ended December 31, 2001:

Risk free rate                             4.5%
Expected life                           6 years
Expected volatility                         94%
Expected dividends                         0.0%
Weighted-average grant-date fair
   value of options granted             $ 0.39

The following table shows pro forma net loss as if the fair value based accounting method prescribed by SFAS No. 123 had been used to account for stock-based compensation cost for the year ended December 31, 2001:


    Net income, as reported                             $  938,667
    Pro forma compensation expense                         (12,917)
                                                        ----------
    Pro forma net income                                $  925,750
                                                        ==========

SHARES RESERVED FOR FUTURE ISSUANCE

Common stock reserved for future issuance under the Company stock option plan at December 31, 2001 is as follows:

        Outstanding                                       169,500
        Available for future grants                       530,500
                                                          -------
                                                          700,000
                                                          =======